Oppenheimer Holdings Inc. Fourth Quarter and Full Year 2021 Investor Update

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 1, 2021 (the “2020 10-K”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward- Looking Statements’” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 filed with the SEC on October 29, 2021 (“2021 10-Q3”). Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2020 10-K, the 2021 10-Q3 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. 3 • Hong Kong, China• London, UK • Geneva, Switzerland • St. Helier, Isle of Jersey • Munich, Germany • Tel Aviv, Israel (1) Represents book value less goodwill and intangible assets divided by number of shares outstanding. (2) Includes special dividend of $1.00 per share paid on December 31, 2021 to holders of Class A non-voting and Class B voting common stock. $159.0 million Net Income in 2021 $1.4 billion Revenue in 2021 Oppenheimer Snapshot (as of 12/31/21) Listed NYSE Ticker: OPY Stockholders' Equity ($M): $823.8 Market Cap ($M): $585.0 Book Value per Share: $65.66 Tangible Book Value per Share:(1) $52.11 Share Price: $46.37 2021 Earnings per Share (Basic): $12.57 2021 Earnings per Share (Diluted): $11.70 P/E Ratio (TTM): 3.69 Dividend Yield (TTM):(2) 3.39% Employees: 2,913 # of Financial Advisors: 996 Retail Branches in the US: 93 Client Assets under Administration ($B): $122.1 Assets Under Management ($B): $46.2 Business Overview

($000’s) For the 3-Months Ended REVENUE 12/31/21 12/30/20 % Change Commissions $ 101,076 $ 97,971 3.2% Advisory fees 118,798 204,521 -41.9% Investment banking 117,563 84,139 39.7% Bank deposit sweep income 3,928 4,262 -7.8% Interest 9,567 8,827 8.4% Principal transactions, net 4,483 8,975 -50.1% Other 9,703 14,213 -31.7% Total Revenue 365,118 422,908 -13.7% EXPENSES Compensation and related expenses 193,787 244,073 -20.6% Non-Compensation related expenses 79,379 65,040 22.0% Total Expenses 273,166 309,113 -11.6% Pre-tax Income 91,952 113,795 -19.2% Net income $ 62,897 $ 81,880 -23.2% Summary Operating Results: 4Q-21 (Unaudited) The comparison of revenue for the 4Q-21 to the 4Q-20 was significantly impacted by a reduction in incentive fee income from alternative investments of $109.4 million Record revenue and earnings in Capital Markets segment for the 4Q-21 was driven by record investment banking results Compensation expense as a percentage of revenue was lower at 53.1% during the 4Q- 21 vs. 57.7% in the same period last year The effective tax rate for the 4Q-21 was 31.6% compared with 28.0% for the prior year period Client assets under administration and management were both at record levels at December 31, 2021 Book value and tangible book value per share reached record levels at December 31, 2021 4 Earnings per share (Basic) $ 4.99 $ 6.56 -23.9% Earnings per share (Diluted) $ 4.61 $ 6.17 -25.3% Highlights

($000’s) For the 12-Months Ended REVENUE 12/31/21 12/31/20 % Change Commissions $ 401,607 $ 395,097 1.6% Advisory fees 451,197 455,261 -0.9% Investment banking 433,707 222,298 95.1% Bank deposit sweep income 15,557 34,829 -55.3% Interest 36,482 33,477 9.0% Principal transactions, net 26,147 27,874 -6.2% Other 29,338 29,831 -1.7% Total Revenue 1,394,035 1,198,667 16.3% EXPENSES Compensation and related expenses 886,840 770,997 15.0% Non-Compensation related expenses 282,554 258,670 9.2% Total Expenses 1,169,394 1,029,667 13.6% Pre-tax Income 224,641 169,000 32.9% Net income $ 158,964 $ 122,986 29.3% Summary Operating Results: 2021 (Unaudited) Record revenue of $1.4 billion, net income of $159.0 million, and basic earnings per share of $12.57 for the full year 2021 EBITDA compounded annual growth rate (CAGR) of 36.5% over the period from January 1, 2017 until December 31, 2021 Investment banking revenue increased 95.1% during the year, driven by higher M&A advisory and equity underwriting revenue Bank deposit sweep income decreased $19.3 million or 55.3% from a year ago due to lower short-term interest rates partially offset by higher average cash sweep balances Compensation expense as a percentage of revenue was lower at 63.6% during the current year vs. 64.3% last year The effective tax rate for the full year 2021 was 29.2% compared with 27.2% for the prior year 5 Earnings per share (Basic) $ 12.57 $ 9.73 29.2% Earnings per share (Diluted) $ 11.70 $ 9.30 25.8% Highlights

Select Financial Measures Revenue ($M) Net Income ($M) Earnings per Share ($) Stockholders’ Equity ($M) 6 +16% +29%

Pre-Tax Income Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) Segment Revenue Breakdown 4Q-21 vs. 4Q-20 7 $(1.7) Corp/Other $0.6 Corp/Other 4Q-21 4Q-21 4Q-20 4 Q -2 1 4Q-20 4Q-20

Segment Revenue Breakdown 2021 vs. 2020 Pre-Tax Income Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) 2020 2020 2020 2021 2021 2021 $(1.3) Corp/Other $(0.4) Corp/Other 2020 $1,198.7M

Wealth Management* Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities Retail Services  Full-Service Brokerage  Financial Planning, Retirement Services, Corporate & Executive Services & Trust Services  Margin & Securities Lending Advisory Services  Investment Policy Design & Implementation  Asset Allocation & Portfolio Construction  Research, Diligence & Manager Selection  Portfolio Monitoring & Reporting Retail Investments  Hedge Funds & Fund-of-Funds  Private Equity  Private Market Opportunity (Qualified Investors only) to source investments across the private markets continuum Wealth Management Revenue ($M) Pre-Tax Income ($M) and Pre-Tax Margin (%) 996 Financial Advisors At 12/31/21 $122.1B Assets under Administration At 12/31/21 $46.2B Assets under Management At 12/31/21 ↓$109.4M Incentive Fees 4Q-21 vs. 4Q-20 * Wealth Management includes both Private Client and Asset Management business segments. 9 $1.0B Net Positive Client Asset Inflows In 2021 683 690 742 772 770 2017 2018 2019 2020 2021 156 168 196 194 137 23% 24% 26% 25% 18% 0% 5% 10% 15% 20% 25% 30% $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2021

Capital Markets A leading capital markets business providing sophisticated investment banking, research and trading solutions Healthcare Technology Transportation & Logistics Finance & Real Estate Consumer & Retail Energy Capital Markets Revenue Breakdown 2021 Capital Markets Revenue ($M) Investment Banking Focus Industries 10 232 273 291 427 626 2017 2018 2019 2020 2021 $204.1M Pre-Tax Income 2021 32.6% Profit Margin 2021 Institutional Equities  Sales and Trading  Equity Research − 38 senior research analysts covering 600+ companies  Corporate Access (Conferences & NDRs) Investment Banking  Mergers & Acquisitions  Equity Capital Markets  Debt Capital Markets  Restructuring & Special Situations Fixed Income  Taxable Fixed Income  Non-Taxable Fixed Income  Public Finance Retail Services $233.7 37% $96.8 16% $295.2 47% Institutional Equities Fixed Income Investment Banking 2021 $625.7M

Select 4Q-21 Investment Banking Transactions 11 $104,844,800 $3,740,000,000 Undisclosed $402,500,000 Sale to A Portfolio Company of Rental Services Exclusive Financial Advisor Financial Institutions Initial Public Offering Joint Book-Running Manager Technology Business Combination Capital Markets Advisor Healthcare Confidentially Marketed Public Offering Co-Lead Manager December 2021 December 2021 December 2021 December 2021 c. $810,000,000 Undisclosed $22,666,650 Undisclosed Sale to Sale to Has Been Acquired By Consumer Financial Advisor Technology Exclusive Financial Advisor Healthcare Confidentially Marketed Public Offering Sole Bookrunner Technology Exclusive Sell-Side Financial Advisor October 2021 October 2021 October 2021 October 2021 $418,600,000 Undisclosed $57,500,000 $155,000,000 sale to Technology & Consumer Initial Public Offering Passive Bookrunner Healthcare Exclusive Financial Advisor Financial Institutions Offering of 5.25% Notes due 2028 Lead Left Bookrunner Energy Convertible Bond Offering Sole Placement Agent November 2021 November 2021 November 2021 November 2021

Capital Structure Conservative risk profile with strong balance sheet Liquidity & Capital Book & Tangible Book Value per Share ($) 12 As of December 31, 2021 ($ in thousands) Total Assets: $3,044,839 Stockholders’ Equity: $823,850 Long-Term Debt: $125,000 Total Capitalization: $948,850 Debt to Equity Ratio: 15.2% Gross Leverage Ratio(1): 3.7x Broker-Dealer Regulatory Capital ($ in thousands) Regulatory Net Capital: $423,304 Regulatory Excess Net Capital: $396,977 (1) Total Assets divided by Stockholders’ Equity.  Stockholders’ equity reached a record $823.8 million as of December 31, 2021  Book value ($65.66) and tangible book value ($52.11) per share reached record levels at December 31, 2021  The Board of Directors announced a quarterly dividend of $0.15 per share effective for the fourth quarter of 2021 payable on February 25, 2022 to holders of Class A non-voting and Class B voting common stock of record on February 11, 2022  The Company paid a special dividend of $1.00 per share to holders of Class A non-voting and Class B voting common stock on December 31, 2021 in the amount of $12.6 million  Level 3 assets, comprised of auction rate securities, were $31.8 million as of December 31, 2021

Historical Financial Ratios Consolidated Adjusted EBITDA ($M) Interest Coverage (x)Consolidated Adjusted EBITDA Margin (%) Long-Term Debt to Consolidated Adjusted EBITDA (x) 1.8x* 13

For more information contact Investor Relations at info@opco.com